EXHIBIT 99.2 — CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of American Axle & Manufacturing Holdings, Inc. (the “Issuer”) on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robin J. Adams, Executive Vice President — Finance & Chief Financial Officer of the Issuer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

By: /s/ ROBIN J. ADAMS

Robin J. Adams Executive Vice President — Finance & Chief Finacial Officer March 21, 2003

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